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                                  Exhibit 10.20

                                SIGNATURE CENTER
                            FIRST AMENDMENT TO LEASE

THIS First Amendment to Lease dated October 19, 2000, by and between PRINCIPAL LIFE INSURANCE COMPANY, AN IOWA CORPORATION, F/K/A Principal Mutual Life Insurance Company, an Iowa corporation, ("Landlord") and INVIVO CORPORATION, a Delaware corporation, F/K/A Safetytek Corporation, a Delaware Corporation, for the premises located at 4900 Hopyard Road, Suite 210, Pleasanton, CA 94588.

                                    RECITALS

On February 26, 1996, Principal Life Insurance Company, and Iowa corporation, ("Landlord") and Invivo Corporation, a Delaware corporation, ("Tenant"), entered into an Office Lease ("Lease").

Landlord and Tenant desire to modify the terms and conditions of the Lease so as to further extend the Term thereof, to modify the monthly Base Rent, among other changes, effective April 15, 2001.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the lease will be amended as follows:

Article 1      Term

               The term of the lease shall be extended to April 14, 2006.

Article 3      Basic Rent

               Effective April 15, 2001, Tenant's base monthly rent shall be as follows.

                                                      Monthly
                        Year                          Amount
                        ----                        ----------
                         1                          $11,189.50
                         2                          $11,637.08
                         3                          $12,116.63
                         4                          $12,596.18
                         5                          $13,107.70

Article 4(ii)  Rental Adjustment, Direct Expense Base

               The amount of annual Direct Expenses which Landlord has included in Annual Basic Rent, which amount is Tenant's Percentage of the actual Direct Expenses for 2001. If the Project is less than ninety-five percent (95%) occupied during any calendar year of the term, an adjustment shall be made in computing the Direct Expenses for such year so that Direct Expenses shall be computed as though the Project were ninety-five percent 995%) occupied.

Tenant hereby represents and warrants to Landlord that the Lease as amended constitutes a valid and binding obligation of Tenant, enforceable against Tenant in accordance with their terms, and Tenant has no defenses, offsets or counterclaims with respect to its obligations thereunder. Except as modified here, the Lease shall continue unmodified and in full force and effect.

LANDLORD:

PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation

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By: PRINCIPAL CAPITAL MANAGEMENT, LLC, a Delaware limited liability company, its authorized signatory

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TENANT:

By:     INVIVO CORPORATION, a Delaware corporation

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